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                                                                   EXHIBIT 4.7

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

                        C0               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


                                                 BOBBY ALLISON WIRELESS CORPORATION

                                                                                                                 SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS

                                                  250 SHARES PAR VALUE $1.00 EACH
                                                SERIES C CONVERTIBLE PREFERRED STOCK



         THIS IS TO CERTIFY THAT _________________________________________________________________________ IS THE OWNER OF


         _________________________________________________________________________________________________________________


                          FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK OF
                                                 Bobby Allison Wireless Corporation


                         transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
                        WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.


                      DATED

                            _______________________________________        ___________________________________
                                                          SECRETARY                                   CHAIRMAN

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
                                                                             (Cust)                  (Minor)
        TEN ENT -- as tenants by the entireties                              under Uniform Gifts to Minors
                                                                             Act __________________
        JT TEN  -- as joint tenants with right of                                      (State)
                   survivorship and not as tenants
                   in common
                   Additional abbreviations may also be used though not in the above list

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For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________, Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated: _____________________         __________
          In presence of


                                     _______________________________________


____________________________



The securities evidenced by this certificate have not been registered under the United States Securities Act, as amended (the "Act"), or any state securities laws, and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) if any exemption from registration under such Act is available.